SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED) (Details 1) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Future oil and gas sales		$ 1,819	$ 96,165
Future production costs		(983)	(22,895)
Future development costs		0	(28,388)
Future income tax expense	[1]	0	0
Future net cash flows		836	44,882
10% annual discount		(228)	(21,628)
Standardized measure of discounted future net cash flows		$ 608	$ 23,254	$ 23,342

[1]	Calculations of the standardized measure of discounted future net cash flows include the effect of estimated future income tax expenses for all years reported. The Company expects that all of its Net Operating Loss’ (“NOL”) will be realized within future carry forward periods. All of the Company's operations, and resulting NOLs, are attributable to its oil and gas assets. There were no taxes in any year as the tax basis and NOLs exceeded the future net revenue.